UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2023

Commission File Number:  000-19599

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter.)

South Carolina	57-0425114
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

104 S Main Street
Greenville,	South Carolina	29601
(Address of principal executive offices)
(Zip Code)

(864)	298-9800
(registrant's telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	WRLD	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.

Tenth Amendment to Amended and Restated Revolving Credit Facility

On July 18th, 2023, World Acceptance Corporation (the “Company”) entered into the Tenth Amendment to its Amended and Restated Revolving Credit Agreement (the “Tenth Amendment”), among the Company, the lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent.
The Tenth Amendment amends the Company’s Amended and Restated Revolving Credit Agreement to, among other things:
i.Reduce the total commitments under the facility from $685 million to $580 million;
ii.Increase the amount available under the accordion feature from $100 million to $150 million (for a total commitment, if the full accordion is borrowed, of $730 million);
iii.Extend the maturity to June 7, 2026 (from June 7, 2024);
iv.Change the ratio of Net Income Available for Fixed Charges to Fixed Charges from not less than 2.75 to 1 to not less than 2.25 to 1 starting with the fiscal quarter ending March 31, 2024; and
v.Replace certain lenders and amend the commitment levels of certain lenders.

The foregoing description of the Tenth Amendment is only a summary and is qualified in its entirety by reference to the full text of the Tenth Amendment and the Amended and Restated Revolving Credit Agreement, which is filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	Tenth Amendment to Amended and Restated Revolving Credit Facility dated July 18, 2023
10.2	Exhibit A - Amended and Restated Revolving Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION

By: /s/ John L. Calmes, Jr.
John L. Calmes, Jr.
Executive Vice President and Chief Financial and Strategy Officer
Date:	July 18, 2023
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